SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: October 31, 2001
(Date of earliest event reported)

Commission File No. 333-62184




                    Wells Fargo Asset Securities Corporation
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               Delaware                                 52-1972128
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       (State of Incorporation)              I.R.S. Employer Identification No.



7485 New Horizon Way, Frederick, Maryland                  21703
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Address of principal executive offices                   (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.     Other Events
            ------------

            On October 31, 2001, Wells Fargo Asset Securities Corporation, a Delaware corporation (the "Registrant"), amended the Pooling and Servicing Agreement relating to the Mortgage Pass-Through Certificates, Series 2001-21, dated as of September 27, 2001, among the Registrant, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Wells Fargo Bank") and First Union National Bank, as trustee (the "Agreement"), to change Class A-2 Certificate from definitive to book-entry form. A copy of the amendment is filed as an exhibit hereto.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
----------                                      -----------

     (EX-4) Amendment No. 1, dated as of October 31, 2001, to the Pooling and Servicing Agreement, dated as of September 27, 2001, among Wells Fargo Asset Securities
                                                Corporation, Wells Fargo Bank
                                                Minnesota, National Association
                                                and First Union National Bank,
                                                as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WELLS FARGO ASSET SECURITIES
                                                CORPORATION

October 31, 2001

                                             /s/ Alan S. McKenney
                                             ---------------------------------
                                             Alan S. McKenney
                                             Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.          Description                                 Electronic (E)
-----------          -----------                                 --------------

(EX-4)               Amendment No. 1, dated as of October 31,          E
                     2001, to the Pooling and Servicing
                     Agreement, dated as of September 27,
                     2001, among Wells Fargo Asset Securities
                     Corporation, Wells Fargo Bank Minnesota,
                     National Association and First Union
                     National Bank, as trustee.